                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      __________________________________

                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report: (Date of earliest event reported): October 5, 2000
                               (August 1, 2000)

                        Applied Voice Recognition, Inc.
            (Exact name of registrant as specified in its charter)


         Delaware                     0-23607                         76-0513154
(State of Incorporation)       (Commission File Number)     (IRS Employer Identification No.)


                        1770 St. James Place, Suite 116
                             Houston, Texas 77056
             (Address of Registrant's principal executive offices)

                                (713) 621-3131
             (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)

Item 5.  Other Events

Private Placements

          During September 2000, Applied Voice Recognition, Inc., d/b/a eDOCS.net (the "Company"), completed several private placements with accredited investors. The Company relied upon the exemptions from registration afforded by Section 4(2) and Rule 506 of the Securities Act of 1933, as amended (the "Securities Act"). The net proceeds, received by the Company from these private placements were approximately $1.44 million. In connection with these private placements the Company also entered into registration rights agreements with the investors. The material terms of these transactions are discussed below.

Convertible Promissory Notes

          On September 1, 2000, the Company issued five convertible promissory notes in the aggregate principal amount of $450,000 (the "Promissory Notes"). One Promissory Note, in the principal amount of $100,000, was issued to Daniel Dornier, a member of the Company's board of directors. The Promissory Notes will be automatically converted into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), when the Company's Certificate of Incorporation is amended to increase the authorized capital to permit the issuance of the Common Stock upon conversion of the Promissory Note. Each Promissory Note is convertible into the number of shares of Common Stock equal to the principal amount of the Promissory Note plus any accrued and unpaid interest divided by the lessor of $0.15 or the lowest per share price that the Company has sold shares of Common Stock between September 1, 2000 and the conversion date of the Promissory Note. The Promissory Notes bear interest at twelve percent (12%) per annum and, unless converted, mature on the earlier of the following:

     .    February 28, 2001, or

     . change in control of the Company in connection with a merger, acquisition or sale of all or substantially all of the assets of the Company.

Common Stock and Warrant to Purchase Common Stock

          Additionally, in September 2000, the Company issued (i) 6,666,666 shares of Common Stock at a purchase price of $0.15 per share and (ii) a warrant to the placement agent to acquire 1,000,000 shares of Common Stock at an exercise price of $0.15 per share (the "Warrant"). The Warrant is exercisable immediately and expires on August 31, 2003. The Warrant also contains customary antidilution provisions to address a future merger or acquisition of the Company, sale of all or substantially all of the Company's assets, and stock dividends or splits, if any.

Registration Rights Agreements

     Pursuant to the registration rights agreements between the Company and the investors in the private placements (the "Registration Rights Agreements"), the Company will (i) file a registration statement (the "Registration Statement") registering the resale of the Common Stock sold in the private placements or issued upon conversion of a Promissory Note or exercise of the Warrant, and (ii) use commercially reasonable efforts to cause the Registration Statement to be declared effective by the U.S. Securities & Exchange Commission by December 31, 2000.

     If the Registration Statement is not declared effective by December 31, 2000, the Company is obligated to make monthly payments to each investor until the Registration Statement is declared effective or such investors Common Stock can be resold in reliance on Rule 144(k) of the Securities Act. An investor's rights to receive these payments will be its exclusive remedy.

     The descriptions of the Promissory Notes, the Warrant and the Registration Rights Agreements do not purport to be complete and are qualified in their entirety by reference to such documents, which are filed as exhibits to this Form 8-K and incorporated by reference.

Changes in Management

     On October 1, 2000, James G. Springfield joined the Company as President, Chief Executive Officer and Vice-Chairman of the Board of Directors. Mr. Springfield has over a decade of senior executive and financial management experience, most recently as chief operating officer of Hermann Hospital, the flagship of the 13 hospital Memorial Healthcare System.

     In September, 2000, Tim Connolly, the Company's founder, resigned his positions as President and Chairman of the Board of Directors of the Company. Mr. Connolly will continue to advise the Company and focus his efforts on capital formation, investor relations and business development. J. William Boyar was named Chairman of the Board of Directors. Mr. Boyar, chairman of the Houston based law firm Boyar & Miller, has been a director of the Company since 1997 and has 24 years of experience in representing domestic and international businesses.

     Effective September 1, 2000, Russ M. Douglas resigned as Chief Technology Officer to pursue another business opportunity. Michael H. Leggett was named Director of Technology and will direct the technical development efforts for the EPN. Mr. Leggett has worked closely with Mr. Douglas on Company projects since 1997.

     On August 1, 2000, Anna M. Goss joined the Company as Controller. Most recently, Ms. Goss was an audit manager with Arthur Andersen LLP.

     On September 28, 2000, the Company issued a press release announcing Mr. Connolly's resignation, Mr. Boyar's appointment as Chairman of the Board of Directors and Mr. Springfield's election as President, Chief Executive Officer and Vice Chairman, a copy of which is filed as an exhibit to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  None

     (b)  None

     (c)  Exhibits

          4.1 Warrant to Purchase Common Stock of Applied Voice Recognition, Inc. d/b/a e-DOCS.net

          4.2  Form of Convertible Promissory Note

          4.3  Registration Rights Agreement - Placement Agent

          4.4  Form of Registration Rights Agreement - (Common Stock)

          4.5  Form of Registration Rights Agreement - (Convertible Promissory
               Note)

          99.1 Press Release--September 28, 2000

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Applied Voice Recognition, Inc.


October 3, 2000
                                    /s/ James G. Springfield
                                    --------------------------------------
                                    James G. Springfield
                                    President and Chief Executive Officer
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                                 EXHIBIT INDEX



Exhibit No.    Description
-----------    -----------

     4.1 Warrant to Purchase Common Stock of Applied Voice Recognition, Inc., d/b/a e.DOCS.net

     4.2       Form of Convertible Promissory Note

     4.3       Registration Rights Agreement - Placement Agent

     4.4       Form of Registration Rights Agreement - (Common Stock)

     4.5       Form of Registration Rights Agreement - (Convertible Promissory
               Note)

     99.1      Press Release - September 28, 2000